Exhibit 10.14

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into this     day of              , 2004 between Vista Exploration Corporation, a Colorado corporation ( the “Company”), and the individuals purchasing the securities offered hereby (“Purchaser”).

RECITALS

WHEREAS, the Company has authorized the sale and issuance of an aggregate of 5,000,000 shares of common stock (the “Common Stock”); and

WHEREAS, the Purchasers desire  to purchase shares of Common Stock, and the Company desires to issue and sell shares of Common Stock to the Purchasers, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1

AGREEMENT TO SELL AND PURCHASE

Section 1.1                                      Agreement to Sell and Purchase.  Subject to the terms and conditions hereof, at the Closing (as defined in Section 2.1 below) the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, that number of shares of Common Stock (the “Shares”) for the aggregate price as set forth on the signature page hereof for $1.00 per share.

Section 1.2                                      Payment and Delivery of Purchase Price and Shares.  The purchase price shall be paid in full by Purchaser at or prior to Closing.

ARTICLE 2

CLOSING AND DELIVERY

Section 2.1                                      Closing. The closing of the purchase and sale of the Shares under this Agreement (the “Closing”) shall take place on the date of acceptance of the subscription by the Company.

Section 2.2                                      Delivery.  Subject to the terms and conditions hereof, at the Closing the Company will deliver to the Purchasers one or more certificates representing the Shares, against payment of the purchase price therefor by check or wire transfer made payable to the order of the

Company.  It is understood that the certificate(s) evidencing the Shares may bear one or all of the following legends:

(1)                                  “THE SECURITIES REPRESENTED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”) AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER, EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT AND THE STATE ACTS.”

(2)                                  Any legend imposed or required by applicable federal or state securities laws.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1                                      Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchasers, as of the Closing, as follows:

(1)          Organization and Standing of the Company.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.  It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement.  The Company is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the condition (financial or otherwise), business, net worth, assets (including intangible assets), properties or operations of the Company.  The Company has no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association, or business.

(2)          Capitalization and Indebtedness for Borrowed Moneys.

(a)          The Company is duly and lawfully authorized by its Articles to issue (i) 50,000,000 shares of no par value Common Stock, of which 16,062,000 shares are issued and outstanding; and (ii) 5,000,000 shares of preferred stock, of which 183,333 shares of Series A Preferred stock are issued and outstanding.  Each share of Series A Preferred stock can be converted into eight (8) shares of common stock.  The Company has no treasury stock and no other authorized series or class of stock.  All the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights.  All Shares to be issued to the Purchasers pursuant to this Agreement shall be duly authorized, validly issued, fully paid, nonassessable, and issued in compliance with state and federal securities laws.

(b)         The Company has duly executed and delivered this Agreement, which is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws relating to creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The execution, delivery and performance of this Agreement by the Company does not require the consent or approval of any other person, entity or governmental agency.

(c)          There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities, or other agreements or arrangements of any character or nature whatever under which the Company is or may be obligated to issue or purchase shares of its capital stock except 2,300,000 options for $1.00 per share and 1,466,664 warrants to purchase Common Shares at $1.80 per share. There are also 183,333 Preferred shares that may be converted to 1,466,664 Common shares.

(3)          Litigation.  There are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or threatened against the Company which would affect it, its properties, assets, or business.  The Company is not aware of any facts which, to its knowledge, might result in any action, suit, arbitration, or other proceeding which, in turn, might result in a material adverse change in the business or condition (financial or otherwise), properties or assets of the Company.  The Company is not in default with respect to any judgment, order, or decree of any court, government agency or instrumentality.

(4)          Compliance With the Law and Other Instruments.  To the best of the Company’s knowledge, the business operations of the Company have been and are being conducted in accordance with all applicable laws, rules, and regulations of all authorities.  The Company is not in violation of, or in default under, any term or provision of the Articles or Bylaws, or of any lien, mortgage, lease, agreement, instrument, order, judgment, or decree, or subject to any restriction, contained in any of the foregoing, of any kind or character which materially adversely affects in any way the business, properties, assets, or prospects of the Company, or which would prohibit the Company from entering into this Agreement or prevent consummation of the issuance of securities contemplated by this Agreement.

(5)          SEC Reports.  The Company is subject to Section 13 and 15 of the Securities Exchange Act of 1934 and has filed all reports required thereunder.  All of the information contained in said reports is true and correct in all material respects as of the date of the filing of said reports.  No material information necessary to present or provide a reviewer with information necessary to form an understanding of the business and prospects of the Company has been excluded from the reports so as to make the reports misleading.

(6)          Title to Properties and Assets.  The Company has good and marketable title to all its properties and assets, including without limitation those used or located on property controlled by the Company in its business (except assets sold in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance, or restriction except those which do not materially adversely affect the use thereof.

(7)          Records.  The books of account, minute books, stock certificate books, and stock transfer ledgers of the Company are complete and correct, and there have been no transactions involving the business of the Company which properly should have been set forth in said respective books, other than those set forth therein.

(8)          Brokers or Finders. All negotiations on the part of the Company relative to this Agreement and the transactions contemplated hereby have been carried on by the Company without the intervention of any person or as the result of any act of the Company in such manner as to give rise to any valid claim for a brokerage commission, finder’s fee, or other like payment.  The Company reserves the right in the future to pay a fee to registered broker/dealers if any such person should assist the Company in soliciting the sale or purchase of our Common Stock. It is anticipated that the placement agents would be retained on a best efforts basis, and receive a fee not to exceed 8% of any investment in Common Stock made by the investors introduced by the placement agent. In addition, the Company may transfer to a placement agent and option or warrant to purchase shares of Common Stock equal to 10% of the number of shares placed by the agent, exercisable at a price of $1.00 per share.

(9)          Taxes. The Company has duly filed all federal, state, county and local income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by the Company up to the date hereof.  All of the foregoing returns are true and correct in all material respects and the Company has paid all taxes, interest and penalties shown on such returns or reports as being due. The Company has no liability for any taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the Closing in the ordinary course of business and are properly accrued on the books of the Company as of the Closing.

Section 3.2                                      Representations and Warranties of the Purchaser.  Each Purchaser represents and warrants to the Company, as of the Closing as follows:

(1)          Accredited Investor Status. The Purchaser is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect and the Accredited Investor Declaration attached hereto as Exhibit A is true and correct in all respects.

(2)          Purchase Entirely for Own Account.  This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement he hereby confirms, that the Shares to be received by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Purchaser further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares.

(3)          Disclosure of Information.  The Purchaser has reviewed all reports filed with the SEC including financial statements and believes he has received all the information he considers necessary or appropriate for deciding whether to purchase the Shares.  The Purchaser further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and/or conduct his own independent investigation necessary to verify the accuracy of any information furnished to the Purchaser or to which the Purchaser had access.

(4)          Investment Experience.  The Purchaser is experienced in evaluating and investing in private placement transactions in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Shares.

(5)          Restricted Securities. The Purchaser understands that the Shares are being sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Purchaser also understands that the Shares may not be sold, transferred or otherwise disposed of by him without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely.  In particular, the Purchaser is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met.  Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.  In this connection, the Purchaser represents that he is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(6)          Transfer Restrictions.  Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3.2, provided and to the extent this Section and such agreement are then applicable.

(7)          Illiquid Investment.  The Purchaser further understands that no market exists for the Shares, and there can be no assurance that a market will develop for the Shares.  Accordingly, the Shares represent a very illiquid investment with no assurance of an available exit strategy for the Purchaser.

(8)          Residence.  The Purchaser resides at the address listed below his signature to this Agreement.

(9)          Brokers or Finders.  All negotiations on the part of the Purchaser relative to this Agreement and the transactions contemplated hereby have been carried on by the Purchaser without the intervention of any person or as the result of any act of the Purchaser in such manner as to give rise to any valid claim for a brokerage commission, finder’s fee, or other like payment.

ARTICLE 4

CONDITIONS TO CLOSING

Except as may be waived in writing by the parties, all of the obligations of the parties under this Agreement are subject to the fulfillment, prior to or at the Closing of each of the following conditions:

(1)          Representations and Warranties True.  The representations and warranties of the Company and each Purchaser set forth in Sections 3.1 and 3.2, respectively, shall be true and correct in all material respects as of the Closing, subject to any changes contemplated by this Agreement.

(2)          Directors’ Approval.  Consummation of the transactions contemplated herein shall have been approved by the Board of Directors of the Company at a meeting of the Board of Directors to be held for the purpose of obtaining such approval or by unanimous written consent.

(3)          Third-Party Consents.  On or before the Closing, all material consents or approvals by any third party, if any, which are required to be obtained by the Company in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated herein shall have been obtained.

(4)          Compliance with Agreements. The Company shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or on the Closing.

ARTICLE 5

NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES:

All statements of fact contained herein, or in any certificate or schedule delivered by or on behalf of the Company or the Purchaser pursuant to the terms hereof, shall be deemed representations and warranties made by the Company and the Purchaser, respectively, to each other under this Agreement.  The representations and warranties of the Company and the Purchaser shall survive the Closing for a period of one year.

ARTICLE 6

MISCELLANEOUS

Section 6.1                                      Amendment. This Agreement may be amended in any manner as may be determined in the judgment of the Board of Directors of the Company and the Purchaser to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Agreement, subject to the provision herein that any amendment shall be ineffective unless in writing and executed by the parties hereto.

Section 6.2                                      Counterparts and Facsimile Signatures.  In order to facilitate the execution of this Agreement, it may be executed in any number of counterparts and signature pages may be delivered by facsimile.

Section 6.3                                      Waiver of Conditions.  Either party may waive any condition precedent, term or condition of this Agreement but such a waiver shall be ineffective unless in writing and executed by an authorized representative of both parties hereto.

Section 6.4                                      Registration Rights:  The Company agrees to register the Shares being sold pursuant to this agreement in a registration statement to be filed with the Securities and Exchange Commission (“SEC”) within sixty (60) days after the Closing of the sale of $2 million of Shares pursuant to this form of Agreement (“Registration Filing Date”).  The Company agrees to pay all expenses of registration and the Purchaser agrees to cooperate in all reasonable respects with the Company and its counsel as required to file the Registration Statement registering the resale of the Shares.  The Company agrees to use its reasonable best efforts to have said Registration Statement declared effective at the earliest practicable date after filing.  The Company represents that the securities being registered for the Purchaser will be included in the first Registration Statement filed subsequent to the Closing.

Section 6.5                                      Assignment.  Neither this Agreement nor any right created hereby shall be assignable by the Company or the Purchaser without the prior written consent of the other party.  Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereby and their respective successors, assigns, heirs, executors, administrators, or personal representatives, any rights or remedies under or by reason of this Agreement.

Section 6.6                                      Entire Agreement.  This Agreement and the certificates delivered pursuant hereby constitute the full and entire understanding and agreement between the parties with regard to the subject hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein.  All prior agreements and understandings are superseded by this Agreement and the Exhibit thereto.

Section 6.7                                      Governing Law.  This Agreement shall be governed by the laws of the State of Kansas, except that the General Corporation Law of Colorado shall govern as to matters of corporate law pertaining to the Company.

Section 6.8                                      Severability.  In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.9                                      Notices.  All notices and other communications required or permitted under this Agreement must be in writing and may be given by personal delivery or U.S. mail, or confirmed facsimile.  If given by mail, such notice must be sent by registered or certified mail, postage prepaid, mailed to the party at the respective address set forth below, and shall be effective only if and when received by the party to be notified.  For purposes of notice, the addresses of the parties shall, until changed as hereinafter provided, be as follows:

(1)          If to the Company:

Vista Exploration Corporation

11011 King Street, Suite 260

Overland Park, KS  66210

Facsimile No.: (913) 469.1662

Phone No. to Confirm Fax: (913) 469.5614

With a copy to:

Ballard Spahr Andrews & Ingersoll, LLP

1225 17th Street, Suite 2300

Denver, CO 80202

Attn: Roger V. Davidson, Esq.

Facsimile No.: (303) 382-4607

Phone No. to Confirm Fax: (303) 299-7307

(2)          If to the Purchaser:

or at such other address or facsimile number as any party may have advised the other in writing.

Section 6.10                                Attorney Fees.  If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees from the other party or parties, which fees shall be in addition to any other relief which may be awarded.

Section 6.11                                Indemnification by the Company.  The Company agrees to indemnify and hold the Purchaser harmless against any loss, liability, damage or expense (including reasonable attorney fees and costs) which the Purchaser may suffer, sustain or become subject to as a result of or in connection with the breach by the Company of any representation, warranty, covenant or agreements of the Company contained in this Agreement

Section 6.12                                Indemnification by the Purchaser.  The Purchaser agrees to indemnify and hold the Company harmless against any loss, liability, damage or expense (including reasonable attorney fees and costs) which the Company may suffer, sustain or become subject to as a result of or in connection with the breach by the Purchaser of any representation, warranty, covenant or agreements of the Purchaser contained in this Agreement.

IN WITNESS WHEREOF, this Common Stock Purchase Agreement is hereby duly executed by each party hereto as of the date first written above.

PURCHASER:	Number of Shares Subscribed for:

Purchase Price Tendered: $

Signature

(Print Name of Purchaser)

Address:

SSI/Tax ID No.

Acceptance Dated: , 2004

VISTA EXPLORATION CORPORATION,
a Colorado corporation

By:
David C. Owen, President & CEO

EXHIBIT A

ACCREDITED INVESTOR DECLARATION

THE SECURITIES BEING OFFERED BY THE COMPANY ARE SECURITIES AS THAT TERM HAS BEEN DEFINED IN THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THAT ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTIONS 3(b), 4(2) AND AS PROVIDED BY REGULATION D OF THAT ACT, AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER.  FURTHER, THESE SECURITIES MAY BE SOLD PURSUANT TO EXEMPTIONS FROM REGISTRATION IN THE VARIOUS STATES, AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS.

The undersigned represents that he qualifies as an “Accredited Investor,” as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, because he is (check the appropriate numbered paragraphs):

☐                                    (1)                                  A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐                                    (2)                                  An organization described in Section 501(c)(3) of the Internal Revenue Code, Corporation, Massachusetts or similar business trust, or Partnership not formed for the purpose of investing in the Securities, with total assets in excess of $5,000,000;

☐                                    (3)                                  A director, executive officer, or general partner of the issuer of the Securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐                                    (4)                                  A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase, exceeds $1,000,000;

☐                                    (5)                                  A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse of $300,000 in each of those years and has a reasonable expectation of reaching those levels in the current year;

☐                                    (6)                                  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii); or

☐                                    (7)                                  Any entity in which all of the equity owners are accredited investors.

Date:

Signed:

Please print name:

Address:

Tax I.D. No.:

VISTA EXPLORATION CORPORATION

STOCK ISSUANCE LETTER

Instructions as to how Stock Certificate is to be issued and held.

Name(s):

Street Address:

City, State, Zip Code:

Social Security or Tax ID Number(s):

Phone/Fax Number(s):

E-Mail Address:

☐	Individual	☐	Joint Tenancy	☐	Tenants in Common

☐	Corporation	☐	Limited Liability Company

☐	Limited Partnership	☐	Trust

☐	Gift to Minor	☐	Other (please specify below)

Special Instructions: